                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of (i) shares of the Company's common stock, par value $.001 per share, which may be offered by the Company pursuant to the GroupMAC Savings Plan and (ii) interests in such Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of December, 1998.



                              /s/ Ronald D. Bryant
                              ____________________________________
                              Ronald D. Bryant

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of (i) shares of the Company's common stock, par value $.001 per share, which may be offered by the Company pursuant to the GroupMAC Savings Plan
and     (ii) interests in such Plan, and any and all amendments and post-
effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of December, 1998.



                              /s/ David L. Henninger
                              __________________________________
                              David L. Henninger

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of (i) shares of the Company's common stock, par value $.001 per share, which may be offered by the Company pursuant to the GroupMAC Savings Plan
and     (ii) interests in such Plan, and any and all amendments and post-
effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of December, 1998.



                              /s/ Chester J. Jachimiec
                              _________________________________
                              Chester J. Jachimiec

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of (i) shares of the Company's common stock, par value $.001 per share, which may be offered by the Company pursuant to the GroupMAC Savings Plan
and     (ii) interests in such Plan, and any and all amendments and post-
effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of December, 1998.



                              /s/ Timothy Johnston
                              _____________________________________
                              Timothy Johnston

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of (i) shares of the Company's common stock, par value $.001 per share, which may be offered by the Company pursuant to the GroupMAC Savings Plan
and     (ii) interests in such Plan, and any and all amendments and post-
effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of December, 1998.



                              /s/ Andrew J. Kelly
                              _______________________________________
                              Andrew J. Kelly

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of (i) shares of the Company's common stock, par value $.001 per share, which may be offered by the Company pursuant to the GroupMAC Savings Plan
and     (ii) interests in such Plan, and any and all amendments and post-
effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of December, 1998.



                              /s/ Donald L. Luke
                              ________________________________________
                              Donald L. Luke

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of (i) shares of the Company's common stock, par value $.001 per share, which may be offered by the Company pursuant to the GroupMAC Savings Plan
and     (ii) interests in such Plan, and any and all amendments and post-
effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of December, 1998.



                              /s/ Thomas B. McDade
                              ___________________________________
                              Thomas B. McDade

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of (i) shares of the Company's common stock, par value $.001 per share, which may be offered by the Company pursuant to the GroupMAC Savings Plan
and     (ii) interests in such Plan, and any and all amendments and post-
effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of December, 1998.



                              /s/   Lucian L. Morrison
                              ________________________________
                              Lucian L. Morrison

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of (i) shares of the Company's common stock, par value $.001 per share, which may be offered by the Company pursuant to the GroupMAC Savings Plan
and     (ii) interests in such Plan, and any and all amendments and post-
effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of December, 1998.



                              /s/ Robert Munson III
                              ____________________________________
                              Robert Munson III

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of (i) shares of the Company's common stock, par value $.001 per share, which may be offered by the Company pursuant to the GroupMAC Savings Plan
and     (ii) interests in such Plan, and any and all amendments and post-
effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of December, 1998.



                              /s/ James P. Norris
                              __________________________________________
                              James P. Norris

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of (i) shares of the Company's common stock, par value $.001 per share, which may be offered by the Company pursuant to the GroupMAC Savings Plan
and     (ii) interests in such Plan, and any and all amendments and post-
effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of December, 1998.



                              /s/ Fredric J. Sigmund
                              ____________________________________
                              Fredric J. Sigmund

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of (i) shares of the Company's common stock, par value $.001 per share, which may be offered by the Company pursuant to the GroupMAC Savings Plan
and     (ii) interests in such Plan, and any and all amendments and post-
effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of December, 1998.



                              /s/ John M. Sullivan
                              ______________________________________
                              John M. Sullivan

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of (i) shares of the Company's common stock, par value $.001 per share, which may be offered by the Company pursuant to the GroupMAC Savings Plan
and     (ii) interests in such Plan, and any and all amendments and post-
effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of December, 1998.



                              /s/ James D. Weaver
                              ______________________________________
                              James D. Weaver